                                                                  Exhibit 10(iv)

                             LIBERTY FEDERAL BANK
                         SPECIAL TERMINATION AGREEMENT


  This AGREEMENT is made effective as of AUGUST 20, 1997, by and between Liberty Federal Bank (the "Bank"), a Federally chartered savings institution, with its office at One Grant Square, Hinsdale, Illinois and
______________________   (the "Executive").  The Bank is the wholly-owned
subsidiary of Alliance Bancorp (the "Company"), a corporation organized under the laws of the State of Delaware.

WHEREAS, Executive has been appointed to, and has agreed to serve in, the position of
____________________________ of the Bank, a position of substantial responsibility.

  NOW, THEREFORE, in consideration of the contribution and responsibilities of Executive, and upon the other terms and conditions hereinafter provided, the parties hereto agree as follows:

1.      TERM OF AGREEMENT
        -----------------

        The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of twelve (12) full calendar months thereafter. Commencing on the first anniversary date of this Agreement and continuing at each anniversary date thereafter, the agreement shall renew for an additional period of one year unless written notice is provided to Executive at least ten (10) days and not more than twenty (20) days prior to any such anniversary date, which said written notice shall provide that this Agreement shall cease on the first anniversary date hereof.

2.      PAYMENTS TO EXECUTIVE IN CONNECTION WITH A CHANGE IN CONTROL
        ------------------------------------------------------------

        (a) Upon the occurrence of a Change in Control of the Company (as herein defined) followed at any time during the term of this Agreement by the involuntary or voluntary termination of Executive's employment, other than for Cause as defined in Section 2(c) hereof, the provisions of Section 3 shall apply. Further, upon the occurrence of a Change in Control as defined herein, Executive shall have the right to elect to voluntarily terminate employment at any time during the term of this Agreement and receive the benefits specified in Section 3 of this Agreement, provided that the voluntary termination of employment follows the relocation of the Executive's principal place of employment by more than fifty
             (50) miles from its location immediately prior to the Change in Control. The obligations of the Company under this Agreement, including the obligation as to providing notice to Executive of termination under Section 4 and the obligation to pay benefits under Section 3, shall arise only in the event that there has been a Change in Control of the Company or the Bank, as defined in
             Section 2(b).

        (b) A "Change in Control" of the Bank or the Company shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities, or makes an offer to purchase securities, of the Company representing 20% or more of the combined voting power of the Company's outstanding securities, except for any securities purchased by an employee stock ownership plan established by the Company or the Bank and approved by the Incumbent Board (as defined below);

             or (ii) individuals who constitute the Board of Directors of the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least fifty percent thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the Company's Nominating Committee, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board.

        (c) Executive shall not have the right to receive termination benefits pursuant to Section 3 hereof following a Change in Control upon Termination for Cause. The term "Termination for Cause" shall mean termination upon intentional failure to perform stated duties, personal dishonesty which results in loss to the Company or one of its affiliates, a willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or a final cease and desist order which results in substantial loss to the Company or one of its affiliates, or any material breach of this Agreement. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" or "intentional" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company or its affiliates.

             Not withstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three fourths of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. Any stock options or limited rights granted to the Executive under any stock option plan or any unvested awards granted under any other stock benefit plan of the Bank, the Company or any subsidiary thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 4 hereof and shall not be exercisable by Executive at any time subsequent to such Termination for Cause, unless it is determined in arbitration pursuant to
             Section 4 hereof that Cause for the termination of Executive did not exist, in which event such options shall be exercisable by Executive for a period of not less than three months from the arbitration determination.

3.      TERMINATION BENEFITS
        --------------------

        (a) Upon the occurrence of a Change in Control of the Bank or the Company, followed at any time during the term of this Agreement by the involuntary or voluntary termination of the Executive's employment, other than for Termination for Cause, or the voluntary termination of the Executive's employment with the Bank following the relocation of the Executive's principal place of employment by more than fifty (50) miles from its location immediately prior to the Change in Control, the Company shall pay to Executive, or in the event of the Executive's subsequent death, his/her beneficiary or beneficiaries, or his/her estate as the case may be, as severance pay or as liquidated damages, or both, a sum equal to one (1) times the Executive's current Base Salary including the amount of any salary deferred by Executive pursuant to any deferred compensation arrangement. At the election of the Executive, which election is to be made within thirty (30) days of the date of this Agreement, and during the month of January in each year and which election is irrevocable for the calendar year in which it is made, payments under Section 3 of this Agreement shall be made in a lump sum within thirty (30) days of the date of severance of Executive's employment, or paid in equal monthly installments during twelve months following the Executive's termination. In the event that no election is made, payment to the Executive will be made on a monthly basis during the remaining term of this Agreement.

           (b) Upon the occurrence of a Change in Control of the Bank or the Company followed at any time during the term on this Agreement by the Executive's involuntary termination of employment with the Bank, other than for Termination for Cause, the Bank shall cause to be continued life, medical, dental, and disability insurance coverage substantially identical to the coverage maintained by the Bank for the Executive prior to severance. Such coverage and payments shall cease upon the expiration of thirteen months after termination of employment.

          (c) Notwithstanding the preceding paragraphs of this Section 3, if payments under this Agreement, together with any other payments received or to be received by the Executive in connection with a Change in Control would be deemed to include an "excess parachute payment" pursuant to Section 280G of the Internal Revenue Code of 1986 as amended, then benefits under this Agreement shall be reduced (to not less than zero) to the extent necessary to avoid the payment of an excess parachute payment by the Bank. The Executive shall determine the allocation of such reduction among payments to the Executive. The Bank shall be entitled to rely on calculations provided by its independent auditors as to whether payments to Executive would constitute excess parachute payment, which shall be binding on Executive.

           (d) Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 USC
Section 1828(k) and any regulations promulgated thereunder.

4.      NOTICE OF TERMINATION
        ---------------------

        Following a Change in Control, any purported termination by the Bank or by Executive shall be communicated by a Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice (following a Change in Control) which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in detail the facts and circumstances claimed to provide a basis for termination of employment under the provision so indicated. "Date of Termination" shall mean the date specified in the Notice of Termination (which in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given) whether or not such Termination is disputed by the Executive. Effective as of the Date of Termination, the Company shall cease to pay the Executive full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, annual base salary), and except for the coverage as provided in accordance with the terms and conditions set forth in Paragraph 3 (b) of this Agreement, the Executive shall cease to become a participant in all compensation, benefit and insurance plans in which he was participating as of the Date of Termination. Nothing herein shall be construed as limiting the right of the Company or the Bank to terminate the employment of the Executive at any time and for any reason and to pay the Executive benefits set forth in Section 3 of this Agreement.

5.      SOURCE OF PAYMENTS
        ------------------

        It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Bank.

6.      NO ATTACHMENT
        -------------

        (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

        (b) This Agreement shall be binding upon, and inure to the benefit of the Executive, the Company, the Bank, and their respective successors and assigns.

7.      MODIFICATION AND WAIVER
        -----------------------

        (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

        (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

8.      SEVERABILITY
        -------------

        If for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

9.      HEADINGS FOR REFERENCE ONLY
        ---------------------------

        The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


10.     GOVERNING LAW
        -------------

        The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware, unless otherwise specified herein.

11.     ARBITRATION
        -----------

        Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Bank within fifty (50) miles from Hinsdale, Illinois, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

12.     SIGNATURES
        ----------

        IN WITNESS WHEREOF, Liberty Federal Bank has caused this Agreement to be executed by its duly authorized officer, and Executive has signed this Agreement, as of the date first above written.



LIBERTY FEDERAL BANK
                                                ----------------------------



By:                                          By:
   ------------------------------------         ----------------------------
  President and Chief Executive Officer




BY:
    -----------------------------------
   Secretary



CONSENT OF GUARANTOR (PURSUANT
TO SECTION SIX HEREOF)

ALLIANCE BANCORP.



BY:
    -----------------------------------
   Chairman



BY:
    -----------------------------------
   Secretary

                             LIBERTY FEDERAL BANK
                         SPECIAL TERMINATION AGREEMENT


  This AGREEMENT is made effective as of AUGUST 20, 1997, by and between Liberty Federal Bank (the "Bank"), a Federally chartered savings institution, with its office at One Grant Square, Hinsdale, Illinois and
______________________   (the "Executive").  The Bank is the wholly-owned
subsidiary of Alliance Bancorp (the "Company"), a corporation organized under the laws of the State of Delaware.

WHEREAS, Executive has been appointed to, and has agreed to serve in, the position of
____________________________ of the Bank, a position of substantial responsibility.

  NOW, THEREFORE, in consideration of the contribution and responsibilities of Executive, and upon the other terms and conditions hereinafter provided, the parties hereto agree as follows:

1.      TERM OF AGREEMENT
        -----------------

        The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of twelve (12) full calendar months thereafter. Commencing on the first anniversary date of this Agreement and continuing at each anniversary date thereafter, the agreement shall renew for an additional period of one year unless written notice is provided to Executive at least ten (10) days and not more than twenty (20) days prior to any such anniversary date, which said written notice shall provide that this Agreement shall cease on the first anniversary date hereof.

2.      PAYMENTS TO EXECUTIVE IN CONNECTION WITH A CHANGE IN CONTROL
        ------------------------------------------------------------

        (a) Upon the occurrence of a Change in Control of the Company (as herein defined) followed at any time during the term of this Agreement by the involuntary or voluntary termination of Executive's employment, other than for Cause as defined in Section 2(c) hereof, the provisions of Section 3 shall apply. Further, upon the occurrence of a Change in Control as defined herein, Executive shall have the right to elect to voluntarily terminate employment at any time during the term of this Agreement and receive the benefits specified in Section 3 of this Agreement, provided that the voluntary termination of employment follows the relocation of the Executive's principal place of employment by more than fifty
             (50) miles from its location immediately prior to the Change in Control. The obligations of the Company under this Agreement, including the obligation as to providing notice to Executive of termination under Section 4 and the obligation to pay benefits under Section 3, shall arise only in the event that there has been a Change in Control of the Company or the Bank, as defined in
             Section 2(b).

        (b) A "Change in Control" of the Bank or the Company shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities, or makes an offer to purchase securities, of the Company representing 20% or more of the combined voting power of the Company's outstanding securities, except for any securities purchased by an employee stock ownership plan established by the Company or the Bank and approved by the Incumbent Board (as defined below);

             or (ii) individuals who constitute the Board of Directors of the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least fifty percent thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the Company's Nominating Committee, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board.

        (c) Executive shall not have the right to receive termination benefits pursuant to Section 3 hereof following a Change in Control upon Termination for Cause. The term "Termination for Cause" shall mean termination upon intentional failure to perform stated duties, personal dishonesty which results in loss to the Company or one of its affiliates, a willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or a final cease and desist order which results in substantial loss to the Company or one of its affiliates, or any material breach of this Agreement. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" or "intentional" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company or its affiliates.

             Not withstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three fourths of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. Any stock options or limited rights granted to the Executive under any stock option plan or any unvested awards granted under any other stock benefit plan of the Bank, the Company or any subsidiary thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 4 hereof and shall not be exercisable by Executive at any time subsequent to such Termination for Cause, unless it is determined in arbitration pursuant to
             Section 4 hereof that Cause for the termination of Executive did not exist, in which event such options shall be exercisable by Executive for a period of not less than three months from the arbitration determination.

3.      TERMINATION BENEFITS
        --------------------

        (a) Upon the occurrence of a Change in Control of the Bank or the Company, followed at any time during the term of this Agreement by the involuntary or voluntary termination of the Executive's employment, other than for Termination for Cause, or the voluntary termination of the Executive's employment with the Bank following the relocation of the Executive's principal place of employment by more than fifty (50) miles from its location immediately prior to the Change in Control, the Company shall pay to Executive, or in the event of the Executive's subsequent death, his/her beneficiary or beneficiaries, or his/her estate as the case may be, as severance pay or as liquidated damages, or both, a sum equal to one and one half (1 1/2) times the Executive's current Base Salary including the amount of any salary deferred by Executive pursuant to any deferred compensation arrangement. At the election of the Executive, which election is to be made within thirty (30) days of the date of this Agreement, and during the month of January in each year and which election is irrevocable for the calendar year in which it is made, payments under Section 3 of this Agreement shall be made in a lump sum within thirty (30) days of the date of severance of Executive's employment, or paid in equal monthly installments during twelve months following the Executive's termination. In the event that no election is made, payment to the Executive will be made on a monthly basis during the remaining term of this Agreement.

        (b) Upon the occurrence of a Change in Control of the Bank or the Company followed at any time during the term on this Agreement by the Executive's involuntary termination of employment with the Bank, other than for Termination for Cause, the Bank shall cause to be continued life, medical, dental, and disability insurance coverage substantially identical to the coverage maintained by the Bank for the Executive prior to severance. Such coverage and payments shall cease upon the expiration of thirteen months after termination of employment.

        (c) Notwithstanding the preceding paragraphs of this Section 3, if payments under this Agreement, together with any other payments received or to be received by the Executive in connection with a Change in Control would be deemed to include an "excess parachute payment" pursuant to Section 280G of the Internal Revenue Code of 1986 as amended, then benefits under this Agreement shall be reduced (to not less than zero) to the extent necessary to avoid the payment of an excess parachute payment by the Bank. The Executive shall determine the allocation of such reduction among payments to the Executive. The Bank shall be entitled to rely on calculations provided by its independent auditors as to whether payments to Executive would constitute excess parachute payment, which shall be binding on Executive.

        (d) Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 USC
Section 1828(k) and any regulations promulgated thereunder.

4.      NOTICE OF TERMINATION
        ---------------------

        Following a Change in Control, any purported termination by the Bank or by Executive shall be communicated by a Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice (following a Change in Control) which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in detail the facts and circumstances claimed to provide a basis for termination of employment under the provision so indicated. "Date of Termination" shall mean the date specified in the Notice of Termination (which in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given) whether or not such Termination is disputed by the Executive. Effective as of the Date of Termination, the Company shall cease to pay the Executive full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, annual base salary), and except for the coverage as provided in accordance with the terms and conditions set forth in Paragraph 3 (b) of this Agreement, the Executive shall cease to become a participant in all compensation, benefit and insurance plans in which he was participating as of the Date of Termination. Nothing herein shall be construed as limiting the right of the Company or the Bank to terminate the employment of the Executive at any time and for any reason and to pay the Executive benefits set forth in Section 3 of this Agreement.

5.      SOURCE OF PAYMENTS
        ------------------

        It is intended by the parties hereto that all payments provided in this Agreement shall be paid in cash or check from the general funds of the Bank.

6.      NO ATTACHMENT
        -------------

        (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

        (b) This Agreement shall be binding upon, and inure to the benefit of the Executive, the Company, the Bank, and their respective successors and assigns.

7.      MODIFICATION AND WAIVER
        -----------------------

        (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

        (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

8.      SEVERABILITY
        -------------

        If for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

9.      HEADINGS FOR REFERENCE ONLY
        ---------------------------

        The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


10.     GOVERNING LAW
        -------------

        The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware, unless otherwise specified herein.

11.     ARBITRATION
        -----------

        Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Bank within fifty (50) miles from Hinsdale, Illinois, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

12.     SIGNATURES
        ----------

        IN WITNESS WHEREOF, Liberty Federal Bank has caused this Agreement to be executed by its duly authorized officer, and Executive has signed this Agreement, as of the date first above written.



LIBERTY FEDERAL BANK
                                                -------------------------------



By:                                          By:
   ------------------------------------         -------------------------------
  President and Chief Executive Officer




BY:
   ------------------------------------
   Secretary



CONSENT OF GUARANTOR (PURSUANT
TO SECTION SIX HEREOF)

ALLIANCE BANCORP



BY:
   ------------------------------------
   Chairman



BY:
   ------------------------------------
   Secretary